POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber and Erin Wagner her true and lawful attorney-in-fact and agent, with full power in each of them to sign in her name, to make, execute and sign the Registration Statement of Eclipse Funds Inc. on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the MainStay Institutional Bond Fund (the “Fund”) with and into the MainStay Intermediate Term Bond Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms her signature as it may be signed by any of these attorneys-in-fact and agents, or her substitute or substitutes, to any such Registration Statement or amendment thereof.

  /s/ Susan B. Kerley
Susan B. Kerley
Chairman and Director
April 8, 2009

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber and Erin Wagner his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of Eclipse Funds Inc. on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the MainStay Institutional Bond Fund (the “Fund”) with and into the MainStay Intermediate Term Bond Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

  /s/ John Y. Kim
John Y. Kim
Director
April 8, 2009

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber and Erin Wagner his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of Eclipse Funds Inc. on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the MainStay Institutional Bond Fund (the “Fund”) with and into the MainStay Intermediate Term Bond Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

  /s/ Alan R. Latshaw
Alan R. Latshaw
Director
April 8, 2009

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber and Erin Wagner his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of Eclipse Funds Inc. on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the MainStay Institutional Bond Fund (the “Fund”) with and into the MainStay Intermediate Term Bond Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

  /s/ Peter Meenan
Peter Meenan
Director
April 8, 2009

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber and Erin Wagner his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of Eclipse Funds Inc. on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the MainStay Institutional Bond Fund (the “Fund”) with and into the MainStay Intermediate Term Bond Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

 /s/ Richard H. Nolan, Jr.
Richard H. Nolan, Jr.
Director
April 8, 2009

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber and Erin Wagner his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of Eclipse Funds Inc. on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the MainStay Institutional Bond Fund (the “Fund”) with and into the MainStay Intermediate Term Bond Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

  /s/ Richard S. Trutanic
Richard S. Trutanic
Director
April 8, 2009

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber and Erin Wagner his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of Eclipse Funds Inc. on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the MainStay Institutional Bond Fund (the “Fund”) with and into the MainStay Intermediate Term Bond Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

  /s/ Roman L. Weil
Roman L. Weil
Director
April 8, 2009

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber and Erin Wagner his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of Eclipse Funds Inc. on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the MainStay Institutional Bond Fund (the “Fund”) with and into the MainStay Intermediate Term Bond Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

  /s/ John A. Weisser
John A. Weisser
Director
April 8, 2009

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber and Erin Wagner his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of Eclipse Funds Inc. on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the MainStay Institutional Bond Fund (the “Fund”) with and into the MainStay Intermediate Term Bond Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

 /s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial Officer
April 8, 2009

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber and Erin Wagner his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of Eclipse Funds Inc. on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the MainStay Institutional Bond Fund (the “Fund”) with and into the MainStay Intermediate Term Bond Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

 /s/ Stephen P. Fisher
Stephen P. Fisher
President
April 8, 2009